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                                                                   EXHIBIT 24.1

                          POWERS OF ATTORNEY FOR 10-K

DIRECTORS:

Fatt, William R.
Ferris, Richard J.
Frey, Dale F.
Gamey, Ronald K.
Gilhuly, Edward A.
Leventhal, Norman B.
Michelson, Michael W.
Myers, John H.
Ueberroth, Peter V.
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                                POWER OF ATTORNEY


      William R. Fatt does hereby constitute and appoint David L. Stivers and William L. Perocchi, his true and lawful attorneys-in-fact and agents, with full power of substitution, whether acting individually or together, to sign the Form 10-K Annual Report for the fiscal year ended December 31, 1996, pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 and any amendments thereto, on his behalf, and to file the same, with any exhibits thereto and other documents in connection therewith, granting to each of such attorneys-in-fact and agents full power and authority to do and perform each and every act requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitutes may do or cause to be done by virtue hereof.

      Such Power of Attorney shall remain in effect until it is revoked in writing by the undersigned.

                                               /s/ William R. Fatt
                                        ---------------------------------
                                                  William R. Fatt
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                                POWER OF ATTORNEY


      Richard J. Ferris does hereby constitute and appoint David L. Stivers and William L. Perocchi, his true and lawful attorneys-in-fact and agents, with full power of substitution, whether acting individually or together, to sign the Form 10-K Annual Report for the fiscal year ended December 31, 1996, pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 and any amendments thereto, on his behalf, and to file the same, with any exhibits thereto and other documents in connection therewith, granting to each of such attorneys-in-fact and agents full power and authority to do and perform each and every act requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitutes may do or cause to be done by virtue hereof.

      Such Power of Attorney shall remain in effect until it is revoked in writing by the undersigned.


                                          /s/ Richard J. Ferris
                                    ---------------------------------
                                            Richard J. Ferris







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                                POWER OF ATTORNEY


      Dale F. Frey does hereby constitute and appoint David L. Stivers and William L. Perocchi, his true and lawful attorneys-in-fact and agents, with full power of substitution, whether acting individually or together, to sign the Doubletree Corporation and Red Lion Inns Limited Partnership Form 10-K Annual Reports for the fiscal year ended December 31, 1996, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and any amendments thereto, on his behalf, and to file the same, with any exhibits thereto and other documents in connection therewith, granting to each of such attorneys-in-fact and agents full power and authority to do and perform each and every act requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitutes may do or cause to be done by virtue hereof.

      Such Power of Attorney shall remain in effect until it is revoked in writing by the undersigned.

                                             /s/ Dale F. Frey
                                        ---------------------------
                                                Dale F. Frey
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                                POWER OF ATTORNEY


      Ronald K. Gamey does hereby constitute and appoint David L. Stivers and William L. Perocchi, his true and lawful attorneys-in-fact and agents, with full power of substitution, whether acting individually or together, to sign the Form 10-K Annual Report for the fiscal year ended December 31, 1996, pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 and any amendments thereto, on his behalf, and to file the same, with any exhibits thereto and other documents in connection therewith, granting to each of such attorneys-in-fact and agents full power and authority to do and perform each and every act requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitutes may do or cause to be done by virtue hereof.

      Such Power of Attorney shall remain in effect until it is revoked in writing by the undersigned.


                                            /s/ Ronald K. Gamey
                                        ---------------------------
                                               Ronald K. Gamey







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                                POWER OF ATTORNEY


      Edward A. Gilhuly does hereby constitute and appoint David L. Stivers and William L. Perocchi, his true and lawful attorneys-in-fact and agents, with full power of substitution, whether acting individually or together, to sign the Form 10-K Annual Report for the fiscal year ended December 31, 1996, pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 and any amendments thereto, on his behalf, and to file the same, with any exhibits thereto and other documents in connection therewith, granting to each of such attorneys-in-fact and agents full power and authority to do and perform each and every act requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitutes may do or cause to be done by virtue hereof.

      Such Power of Attorney shall remain in effect until it is revoked in writing by the undersigned.


                                   /s/ Edward A. Gilhuly
                              --------------------------------
                                     Edward A. Gilhuly
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                                POWER OF ATTORNEY


     Norman B. Leventhal does hereby constitute and appoint David L. Stivers and William L. Perocchi, his true and lawful attorneys-in-fact and agents, with full power of substitution, whether acting individually or together, to sign the Doubletree Corporation and Red Lion Inns Limited Partnership Form 10-K Annual Reports for the fiscal year ended December 31, 1996, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and any amendments thereto, on his behalf, and to file the same, with any exhibits thereto and other documents in connection therewith, granting to each of such attorneys-in-fact and agents full power and authority to do and perform each and every act requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitutes may do or cause to be done by virtue hereof.

     Such Power of Attorney shall remain in effect until it is revoked in writing by the undersigned.


                                        /s/ Norman B. Leventhal
                                   -----------------------------------
                                          Norman B. Leventhal
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                                POWER OF ATTORNEY


      Michael W. Michelson does hereby constitute and appoint David L. Stivers and William L. Perocchi, his true and lawful attorneys-in-fact and agents, with full power of substitution, whether acting individually or together, to sign the Form 10-K Annual Report for the fiscal year ended December 31, 1996, pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 and any amendments thereto, on his behalf, and to file the same, with any exhibits thereto and other documents in connection therewith, granting to each of such attorneys-in-fact and agents full power and authority to do and perform each and every act requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitutes may do or cause to be done by virtue hereof.

      Such Power of Attorney shall remain in effect until it is revoked in writing by the undersigned.


                                        /s/ Michael W. Michelson
                                   ----------------------------------
                                          Michael W. Michelson
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                               POWER OF ATTORNEY


      John H. Myers does hereby constitute and appoint David L. Stivers and William L. Perocchi, his true and lawful attorneys-in-fact and agents, with full power of substitution, whether acting individually or together, to sign the Form 10-K Annual Report for the fiscal year ended December 31, 1996, pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 and any amendments thereto, on his behalf, and to file the same, with any exhibits thereto and other documents in connection therewith, granting to each of such attorneys-in-fact and agents full power and authority to do and perform each and every act requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitutes may do or cause to be done by virtue hereof.

      Such Power of Attorney shall remain in effect until it is revoked in writing by the undersigned.


                                         /s/ John H. Myers
                                     ----------------------------
                                           John H. Myers

                               POWER OF ATTORNEY


        Peter V. Ueberroth does hereby constitute and appoint David L.
Stivers and William L. Perocchi, his true and lawful attorneys-in-fact and agents, with full power of substitution, whether acting individually or together, to sign the Form 10-K Annual Report for the fiscal year ended December 31, 1996, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and any amendments thereto, on his behalf, and to file the same, with any exhibits thereto and other documents in connection therewith, granting to each of such attorneys-in-fact and agents full power and authority to do and perform each and every act requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitutes may do or cause to be done by virtue hereof.

        Such Power of Attorney shall remain in effect until it is revoked in writing by the undersigned.



                                                       /s/ Peter V. Ueberroth
                                                       ----------------------
                                                           Peter V. Ueberroth